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Exhibit 10.32

               Second Amendment dated June 1, 1996 to the
               Fifth Amended and Restated Credit Agreement.


     SECOND AMENDMENT, dated as of June 1, 1996 (the "Amendment"), to the Fifth Amended and Restated Credit Agreement dated July 31, 1994 (the "Credit Agreement"; terms not otherwise defined herein shall be used herein as therein defined), among APPAREL AMERICA, INC., a Delaware corporation (the "Borrower"); CONNECTICUT DEVELOPMENT AUTHORITY ("CDA") an assignee of Chemical Bank, BINGHAMTON SAVINGS BANK ("BINGHAMTON") an assignee of Chemical Bank, and A.I. ASSOCIATES, INC. ("AI") ( each a "Bank" and collectively the "Banks"); and BINGHAMTON SAVINGS BANK as agent for the Banks (and as successor agent to Chemical Bank) (in such capacity, the "Agent").

                      W I T N E S S E T H :

     WHEREAS, the Borrower has requested that the Credit Agreement be amended to reflect changes in certain covenants made by Borrower;

     WHEREAS, the Borrower, the Agent and the Banks have agreed to so amend the Credit Agreement on the terms set forth below;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. AMENDMENT TO SECTION 1.1 OF THE CREDIT AGREEMENT.
          Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following definition in the proper alphabetical order:

        "AGREEMENT" means the Fifth Amended and Restated Credit
Agreement dated July 31, 1994, as amended by the Amendment dated
January 12, 1996 and Second Amendment dated June 1, 1996.

     2. AMENDMENTS TO SECTION 2.2 OF THE CREDIT AGREEMENT.
        Section 2.2 (b) (i) is amended to substitute the amount "$85,920" in place of the amount "$257,760" appearing after the date June 30, 1996 and to substitute the amount "$494,081" in place of the amount "$322,241" appearing after the date June 30, 2000.

        Subsection 2.2 (b) (ii) is amended to substitute the amount "$66,380" in place of the amount "$199,138" appearing after the date June 30, 1996 and to substitute the amount "$582,758" in place of the amount "$450,000" appearing after the date June 30, 2001.

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        Subsection 2.2 (b) (iii) is amended to substitute the
amount "$110,688" in place of the amount "$332,068" appearing after the date June 30, 1996 and to substitute the amount "$521,380" in place of the amount "$300,000" appearing after the date June 30, 2000.

        Section 2.2 shall be further amended by inserting at the end thereof a new Subsection (e), such Subsection (e) to read in its entirety as follows: "(e) In the event the number of persons employed by the Borrower in the State of Connecticut at December
31, 1996, and at each December 31 thereafter until maturity of the CDA Term Loan, shall be less than 400 persons, the Borrower shall pay to the CDA the sum $171,840, which amount shall be deducted from the amount of $494,081, payable on June 30, 2000. Said $171,840, together with a penalty of $17,184, for a total of $189,024 shall be payable thirty (30) days after requested by the CDA, invoking in writing the provisions of this Subsection 2.2 (e)".

     3. AMENDMENT TO SECTION 8.2 OF THE CREDIT AGREEMENT. Subsection 8.2 (k) of the Credit Agreement is hereby amended by adding at the end thereof the following "PROVIDED, HOWEVER, that in any event the capital expenditures may be up to $700,000 for the fiscal year ending July 31, 1996."

     4. AMENDMENT TO SECTION 8.2 OF THE CREDIT AGREEMENT. Subsection 8.2 (p) is hereby amended by inserting at the end thereof the phrase "PROVIDED, HOWEVER, the Borrower may create a subsidiary, foreign or domestic, to own and operate a sewing facility in Mexico, PROVIDED, HOWEVER, that such subsidiary shall, upon organization, guarantee unconditionally the Term Loans".

         5. BORROWER'S CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. The Borrower, by signing below, represents that it has the power and authority, and the legal right, to make, deliver and perform all terms and obligations set forth in this Amendment and that the Borrower has taken all necessary corporate action to authorize the terms and obligations set forth in this Amendment. No consent or authorization of, filing with or other act by or in respect of, any Governmental Authority or any other person in required in connection with the execution, delivery, performance, validity or enforceability of this Amendment. This Amendment has been duly executed and delivered on behalf of the Borrower. This Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

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     6.    AFFIRMATIVE ACTION PLAN. The Borrower covenants that it
shall provide the CDA with an updated Affirmative Action Plan acceptable to the CDA.

    7. EXPENSES. All expenses of CDA counsel incurred as a result of this Second Amendment shall be the responsibility of the Borrower.

    8.     SCOPE.  This Amendment is to be narrowly construed.
Except as expressly amended herein, all of the covenants and provision of the Credit Agreement are and shall continue to be in full force and effect.

    9. COUNTERPARTS. This Amendment may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

    IN WITNESS WHEREOF,   the parties hereto have caused this
Amendment to be duly executed by their duly authorized officers as of the day and year first above written.

Address:                              APPAREL AMERICA, INC.
1175 State Street
New Haven, Connecticut
   06501                              By: /s/ Frederick M. D'Amato
Telecopy No.:                           ----------------------------
(203) 772-2512                        Name: Frederick M. D'Amato
Attn: Burton I. Koffman               Title: Vice President-Finance
      President

with a copy to:
Shustak & Jalil Sanders & Heller
545 Madison Avenue
New York, New York 10022
Telecopy No.: (212) 688-6151
Attn: James P. Jalil, Esq.

Address:                              BINGHAMTON SAVINGS BANK, AS
58-68 Exchange Street                   AGENT AND BANK
Binghamton, NY 13902
Telecopy No.: (607) 772-6287
Attn: Glenn Small                     By: /s/ John B. Westcott
                                         ---------------------------
                                       Name: John B. Westcott
                                       Title: Vice President

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with a copy to:
Howard Rittberg, Esq.
Levene, Gouldin & Thompson
450 Plaza Drive
Vestal, NY 13850

Address:                              A.I. ASSOCIATES, INC., AS BANK
300 Plaza Drive
Vestal, New York 13850
Telecopy No.:                         By: /s/ Milton Koffman
   (607) 797-7103                        ----------------------------
Attn: Milton Koffman                  Name: Milton Koffman
      President                       Title: President

Address:                              CONNECTICUT DEVELOPMENT
845 Brook Street                        AUTHORITY, AS BANK
Rocky Hill, CT 06067
Telecopy No.:
   (203) 257-8331                     By:
Attn: Loan Administration               -----------------------------
                                      Name: Richard P. Graff
                                      Title: Vice President

with a copy to:
William G. Rock, Esq.
Shipman & Goodwin
One American Row
Hartford, CT 06103



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with a copy to:
Howard Rittberg, Esq.
Levene, Gouldin & Thompson
450 Plaza Drive
Vestal, NY 13850

Address:                                A.I. ASSOCIATES, INC., AS BANK
300 Plaza Drive
Vestal, New York 13850
Telecopy No.:                           By:
(607) 797-7103                              -------------------------
Attn: Milton Koffman                        Name: Milton Koffman
      President                             Title: President


Address:                                 CONNECTICUT DEVELOPMENT
845 Brook Street                           AUTHORITY, AS BANK
Rocky Hill, CT 06067
 Telecopy No.:
    (203) 257-8331                      By: /s/ Richard P. Graff
 Attn: Loan Administration                 -----------------------
                                        Name:  Richard P. Graff
                                        Title: Vice President

with a copy to:
William G. Rock, Esq.
Shipman & Goodwin
One American Row
Hartford, CT 06103